ConnectOne Bancorp, Inc.

CNOB

Investor Presentation

February 2025

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $9.9 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

Founded in 2005

Well-positioned and prepared to cross $10 billion threshold

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Performance & Profitability

Last Twelve Months ("LTM") 0.76% Return on Average Assets

LTM 0.78% Return on Operating Net Income on Average Assets[1]

LTM 7.59% ROATCE[2]

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$9.9B
in assets
Dec. 31, 2024

$7.8B
in deposits
Dec. 31, 2024

$8.3B
in loans
Dec. 31, 2024

1. Please refer to Non-GAAP reconciliation in Appendix

Organic Growth

Opportunities to expand as a result of post-pandemic trends

- **Densely populated, lucrative markets**
- **Strong demand for personalized service among small to mid-sized business owners**
- **Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses**
- **Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns**
- **Entered Florida in 2021 primarily to service clients based in NY metro region. Experienced local team onboarded opportunistically through M&A disruption.**



VT
ME
NH
NY
MA
CT
RI
MI
PA
NJ
OH
DE
IL
IN
WV
VA
MD
DC
KY
NC
TN
SC
MS
AL
GA
FL

Dynamic Expansion

Leveraging technology to drive new opportunities

- Roots in NY/NJ metro area allow the bank to expand with clients as they build out-of-state outposts
- Digital investments coupled with ability to attract top talent allows for dynamic expansion
- Banking Hub model allows ConnectOne to expand in a nimble way
- Relationship-focused model has proven to be a clear differentiator across markets


1002
Now in West Palm Beach, FL
VISIT US

Growth in South Florida

- Office in West Palm Beach, FL supporting client growth
- Team of ~20
- Organic growth accelerating
- Loan origination in excess of $300MM

Pro Forma CNOB-FLIC Franchise Merger Overview

Pro Forma Geographic Footprint and Financial Highlights


Florida
ConnectOne Bancorp Inc. | 23
First | 40
New York
New Jersey
Long Island
(3)
CNOB Deposits Today
NYC & Other 7%
Long Island 2%(2)
New Jersey 91%
CNOB Pro Forma
NYC & Other 8%
New Jersey 62%
Long Island(2) 30%

Nassau County Deposit Market Share

Rank[1]	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Webster Financial Corp. (CT)	16,185	14.3
2.	Flushing Financial Corp. (NY)	3,480	3.1
3.	Apple Financial Holdings Inc. (NY)	2,330	2.1
4.	**The First of Long Island Corp. (NY)**	**2,078**	**1.8**
5.	Esquire Financial Holdings Inc (NY)	1,263	1.1
6.	Dime Community Bancshares Inc. (NY)	1,248	1.1
7.	Hanover Bancorp Inc. (NY)	1,199	1.1
8.	Ridgewood SB (NY)	1,096	1.0
9.	Valley National Bancorp (NJ)	927	0.8
10.	First Central SB (NY)	266	0.2

Suffolk County Deposit Market Share

Rank[1]	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Dime Community Bancshares Inc. (NY)	7,384	11.5
2.	BankUnited Inc. (FL)	2,071	3.2
3.	Webster Financial Corp. (CT)	1,878	2.9
4.	Apple Financial Holdings Inc. (NY)	1,600	2.5
	Pro Forma	**1,273**	**2.0**
5.	**The First of Long Island Corp. (NY)**	**1,116**	**1.7**
6.	Flushing Financial Corp. (NY)	685	1.1
7.	Valley National Bancorp (NJ)	524	0.8
8.	Ridgewood SB (NY)	184	0.3
9.	**ConnectOne Bancorp Inc. (NJ)**	**159**	**0.2**
10.	First Central SB (NY)	61	0.1

Source: S&P Capital IQ Pro; Census.gov; DoI.gov; Deposit market share data as of 6/30/2023, pro forma for pending and recently completed transactions
(1) Rank excludes money centers and super regional institutions with total assets >$100bn
(2) Reflects Nassau and Suffolk Counties
(3) Easthampton CNOB loan production office and approved unopened branch

Merits of the CNOB-FLIC Merger

Strategic

- Accelerates CNOB's Long Island Expansion
- Propels CNOB to Nearly $15B in Assets
- FLIC's Core Deposit Base Benefits from CNOB's Technological Enhancements
- Compatible Cultures and Risk-adverse Philosophies

Valuation

- Attractively Priced at 75% of TBV
- Accelerates CNOB into a Larger, Higher Valuation, Peer Group
- Increases Proforma Market Cap to $1.3B
- Leverages Benefits of Economic and Market Tailwinds

Balance Sheet

- Lowers CRE Loan Composition
- Dramatically Improves Core Deposit Base
- Lowers Loan-to-Deposit Ratio
- Fortifies Allowance for Credit Losses

Performance

- 36% EPS Accretion, with 2.9 Year Earnback
- Immediate and Future Margin Expansion
- Significantly Enhances Performance Metrics
- De Minimis Additional Goodwill

Estimated Financial Impact of CNOB-FLIC Merger

Material EPS Accretion with Short Earnback Period

Including Rate Marks	*Excluding Rate Marks*[1]
36% 2025E EPS Accretion[2]	**9%** 2025E EPS Accretion[2]
12% TBV Dilution	**0.5%** TBV Dilution
2.9 Years TBV Earnback	**0.4** Years TBV Earnback

Pro Forma Capital Remains Strong *(Holding Company Consolidated as Announced)* –

With $100 Million Subordinated Debt Raise

7.9% TCE Ratio	**9.8%** CET1 Ratio	**13.3%** Total Capital Ratio	**445%** CRE[3] / Total Capital

Excluding Subordinated Debt Raise

7.9% TCE Ratio	**9.8%** CET1 Ratio	**12.4%** Total Capital Ratio	**476%** CRE[3] / Total Capital

Accelerates CNOB's Profitability Trajectory[2]

~1.2% 2025 4QE ROAA	**~15%** 2025 4QE ROTCE	**~42%** 2025 4QE Efficiency Ratio

(1) Excludes impact of loan, deposit and borrowings interest rate marks
(2) Presented assuming fully phased-in cost savings and assuming full impact for illustrative purposes
(3) Commercial real estate per definition in regulatory guidance; includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued



Market Expansion
Leverage Infrastructure
GREATER HUDSON BANK
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic proprietary technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- BoeFly operates as an independent subsidiary
- ConnectOne is now one of many partners in the BoeFly network of lenders
- Builds fee revenue & allows ConnectOne to bolster our SBA division
- Established digital loan origination platform

Operating Performance

LTM and 2024 Q4 Financial Highlights

0.76% LTM Return on Average Assets	**9.5%** Tangible Common Equity Ratio	**0.78%** LTM Operating Net Income[1] as a % of Average Assets	**7.6%** LTM Return on Tangible Common Equity
2.72% LTM Net Interest Margin	**1.52%** LTM Operating NIE to Average Assets	**0.48%** Non-performing Asset Ratio[2]	**3.4%** YoY TBV/Share Growth

Note: See Appendix
[1] Operating net income represents net income excluding the impact of merger and restructuring charges, FDIC special assessment(s), amortization of intangibles, net gains/losses on equity securities and tax impacts of the adjustments.
See appendix for a reconciliation of GAAP and non-GAAP measures.
[2] Excludes loans secured by taxi medallions

Core Net Interest Margin

Yields and Costs [(1) (2)]



5.08%
4.87%
1.62%
4.80%
4.47%
1.08%
4.59%
4.20%
0.58%
4.80%
4.55%
0.94%
5.57%
5.38%
2.79%
5.82%
5.63%
3.26%
5.91%
5.71%
3.24%
5.87%
5.66%
3.27%
5.84%
5.63%
3.02%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
3Q 24
4Q 24
Loans
Interest-earning Assets
Cost of Funds

Net Interest Margin [(1) (2)]



3.26 %
3.35 %
3.46 %
2.97 %
3.66 %
3.04 %
3.69 %
3.23 %
2.88 %
2.82 %
2.65 %
2.64 %
2.68 %
2.72 %
2.69 %
2.67 %
2.86 %
2.74 %
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
3Q 24
4Q 24
Peers
CNOB

Source: Company Filings, S&P Global Market Intelligence

1. *Represents average rates for the full year periods and annualized quarterly periods*
2. *Net Interest Margin and Interest-Earnings Assets are reflected on a fully taxable equivalent basis.*
3. *Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP & WASH.*

Robust Profitability and Capital Generation

Return on Average Assets



1.22%
1.12%
0.96%
0.82%
1.69%
1.15%
1.43%
1.18%
0.90%
0.81%
0.70%
0.59%
0.78%
0.63%
0.70%
0.73%
0.84%
0.57%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
3Q 24
4Q 24
CNOB
Peers(1)

Tangible Book Value per Share Growth



8% CAGR v. peer median of 2%
$16.06
$17.49
$20.12
$21.71
$23.14
$23.92
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$ Per Share
16.0%
11.0%
6.0%
1.0%
-4.0%
-9.0%
-14.0%
AOCI % Total Equity
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
CNOB TBV
Peer AOCI/Total Equity
CNOB AOCI/Total Equity

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1 *As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

Non-Interest Income

Diversification of Revenue


SBA Gain on Sale
• Commercial
• Residential
BoeFly
• Strong fee income momentum
• Growing opportunities to expand product set
• Interchange fees
• Overdraft fees
• Maintenance fees
Minimal dependency on income streams subject to regulatory pressures

Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of Dec. 31, 2024

Segment	$MM	% of Total	Underwriting Standards
Construction	$610	7%	■ Project feasibility ■ Developers background and expertise ■ Strict loan to cost advances ■ Rental fallback ■ Plan and cost review ■ Interest reserve ■ Personal guarantees with reliance on liquidity ■ Bank engineer oversight and inspection ■ Leveraging technology using built software in the construction monitoring process
Multifamily	$2,506	31%	■ Principals well known in multifamily space ■ Successful history of strong investments and management track record ■ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Current policy has floor of 5% cap rate ■ Leverage proprietary underwriting: do not rely solely on borrower expense estimates ■ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	$2,290	28%	■ Principals well known in investment real estate industry with history of low vacancy projects ■ Property well positioned for the rental market ■ Breakeven analysis on interest rate, vacancy and cap rate ■ Personal guarantees with reliance on liquidity
Business Loans	$2,615	31%	■ Strong financial controls and well-known accounting firm with satisfactory peer review ■ Low leverage balance sheet with good liquidity ratios ■ Proven profitability / strong profit margin in stable industry ■ Personal guarantees with reliance on liquidity ■ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$251	3%	
Total Loans:	$8,272	100%	

Source: Company Filings, Regulatory Filings, and Company Designations
Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP.

Loan Portfolio Detail

($ in millions)


Residential/ Consumer, 3%
Business Loans, 31%
Other CRE, 35%
Multifamily, 31%

Type	Balance	Percentage
CRE - Retail	$ 613	7%
CRE - Other / Misc	591	7%
CRE - Office	420	5%
CRE - Land Loan for Future Development	258	3%
CRE - Warehouse / Industrial	214	3%
CRE - Mixed Use	128	2%
CRE - Land Loan (Land Only)	66	1%
Total CRE - Non-Owner Occupied	**2,290**	**28%**
Construction - Multifamily	301	3%
Construction -Other	168	2%
Construction - 1 to 4 Family	141	2%
Total Construction	**610**	**7%**
Total CRE - Other	**$ 2,900**	**35%**

Type	Balance	Percentage
Multi Family - 25 to 64 units	$ 805	10%
Multi Family - 10 to 24 unit	620	8%
Multi Family - 100 units or more	429	5%
Multi Family - 64 units to 99 units	357	4%
Multi Family - 5 to 9 units	295	4%
Total Multifamily	**$ 2,506**	**31%**

Type	Balance	Percentage
OOC - Other	$ 436	5%
OOC - Warehouse / Industrial	247	3%
OOC - Retail	207	2%
OOC - Office / Warehouse or Mixed Use	132	2%
OOC - Office	95	1%
Total CRE- Owner Occupied	**1,117**	**13%**

Type	Balance	Percentage
C&I - Other	373	5%
C&I - Service	365	4%
C&I - Schools	325	4%
C&I - CRE	108	1%
C&I - Distribution	106	1%
C&I - Contactors	82	1%
C&I - Transportation	73	1%
C&I - Other Categories	66	1%
Total C&I	**1,498**	**18%**
Total Business Loans	**$ 2,615**	**31%**

Type	Balance	Percentage
Residential - 1st Lien	$ 206	2%
Home Equity and Other	45	<1%
Total Residential	**$ 251**	**3%**

Note: Numbers may not sum to 100% due to rounding
Source: Company Filings, Regulatory Filings, and Company Designations and loans excludes PPP.

High Quality Asset Composition and Reserves

Loan Loss Reserves / Loans Receivable



0.75%
1.27%
1.15%
1.12%
0.98%
1.00%
1.01%
1.02%
1.00%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
3Q 24
4Q 24

Nonperforming Assets / Total Assets



0.80%
0.82%
0.76%
0.46%
0.53%
0.48%
0.47%
0.53%
0.58%
0.42%
0.51%
0.48%
0.23%
0.43%
0.38%
0.37%
0.43%
0.48%
2019Y
2020Y
2021Y
2022Y
2023Y
1Q 24
2Q 24
3Q 24
4Q 24
NPAs Excl. Taxi / Total Assets
NPAs / Total Assets

ACL By Segment Type as of Dec. 31, 2024

Segment Type	Balance ($000)
Commercial	$18,278
Commercial Real Estate	54,777
Commercial Construction	5,064
Residential Real Estate	4,561
Consumer	5
Allowance for Credit Losses - Loans	**$82,685**
Allowance for Credit Losses - Unfunded Commitments	2,627
Total Allowance for Credit Losses	**$85,312**

Net Charge-Offs / Avg. Loans



0.09%
0.00%
0.03%
0.07%
0.21%
0.16%
0.07%
0.00%
0.03%
0.06%
0.12%
0.16%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
NCOs Excl. Taxi / Avg. Loans Excl. Taxi
Total NCOs / Avg. Loans

** Reflects "Allowance for Credit Losses" in accordance with the Company's adoption of CECL in 2021, prior periods reflect "Allowance for Loan Losses."*
Source: Company Filings, S&P Global Market Intelligence

Strong Underwriting Culture

Comprehensive Underwriting

- Disciplined LTV and DSC standards
- Loan origination process supported by specialized teams of credit analysts
- High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases
- Prudent growth

Underwriting Process

- Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)
- Lending authority is limited to aggregation of debt to single borrower / group of related borrowers
- Tech investments reinforce thorough, efficient process

Credit Officer Approval → CEO, CLO and CCO Review → Board Loan Committee Approval

Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio

Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

Deposit Franchise

($ in millions)

Deposit Composition as of Dec. 31, 2024



Demand Noninterest-bearing 18%
Time 33%
Nonmaturity interest-bearing 49%

Uninsured Deposits as of Dec. 31, 2024

Total Bank Unconsolidated Deposits (RC-O Memo item 1.)	$	11,996
Estimated Uninsured Deposits (RC-O Memo item 2.)	$	6,883
Less: Collateralized Deposits		842
Less: Affiliate and Subsidiary Deposits		4,170
Adjusted Uninsured Deposits	$	1,871
Available Liquidity	$	3,812
Available Liquidity to Adjusted Uninsured Deposits		204%

Average Total Deposits Dec. 31, 2024



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CAGR 10%
Year Ended 2019
Year Ended 2020
Year Ended 2021
Year Ended 2022
Year Ended 2023
Year Ended 2024

Available Liquidity as of Dec. 31, 2024



$3,630
$300
$1,624
$1,089
$443
$356
Cash and Cash Equivalents
Unpledged Securities
FHLB Capacity
FRB Capacity
Unsecured Borrowing Lines

Note: *Numbers may not sum to 100% due to rounding*

Enhancing Our Deposit Franchise

Tech Investments

- Partnerships with Mantl and Nymbus provide opportunities to leverage modern tech to efficiently grow deposits and continue to expand our reach
- Mantl will replace our current in branch and online deposit origination software enhancing client experiences and supporting our dynamic growth model
- Zsuite allows us to streamline escrow management, while providing opportunities to grow our escrow deposit base.

Expanded Business Lines

- Continued momentum from our C&I team is accelerating valuable deposit opportunities
- The addition of new teams targeting deposit-focused businesses, such as Healthcare
- ConnectOne is a destination for top talent, allowing us to attract strong deposit generators across business lines

Market Diversification

- Florida market is rich with deposit opportunities
- Continued demand for a relationship banking model in the NY metro market with opportunities for deposit growth in new markets
- Since the pandemic, we've seen clients grow into new and adjacent markets, allowing ConnectOne to tap those deposit markets

Active M&A Environment

Opportunities in Market Disruption

- **Talent**
  - We've experienced increased success in attracting revenue generating talent
  - Due to disruption, individuals are seeking out ConnectOne
- **New Business Lines**
  - The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth
- **Market Expansion**
  - New team members coupled with new business allows us to expand our reach into new markets

ConnectOneBank™
a better place to be

Acceleration of Growth: Tech-Forward Leadership

Building a Leading Commercial Bank, Powered by Best-in-Class Technology

Building the Future of Banking

- Investments in technology support the growth of ConnectOne's high performance, low efficiency model
- Continued investments to enhance the bank's online and mobile channels
- Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures
- Partnerships with providers outside of the banking industry to build powerful embedded banking solutions

Building a Modern Banking Ecosystem

built
MANTL
Google Workspace
ncino
aws
NYMBUS
ORACLE
slack
ZSUITE TECH
SPARK

Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

BoeFly

With proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to bolster our SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem


ConnectOneBank
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

Best-In-Class Efficiency

One of the Best Efficiency Ratios in the Industry

Historical Operating Performance



54.8 % 56.1 % 56.1 % 52.4 % 62.0 % 66.5 % 65.6 % 64.9 % 65.1 %
41.9 % 40.9 % 38.2 % 39.0 51.5 % 56.6 55.7 % 57.0 % 52.9 %
2.07 % 1.94 % 1.94 % 1.90 % 1.91 % 1.95 % 2.02 % 2.01 % 2.04 %
1.36 % 1.39 % 1.38 % 1.42 % 1.45 % 1.50 % 1.54 % 1.54 % 1.52 %
2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 4Q24
CNOB Efficiency Ratio
Peers Efficiency Ratio
CNOB Operating NIE / Avg. Assets
Peers Operating NIE / Avg. Assets

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint

$20MM
Assets Per Employee



Efficiency ratio includes investments in infrastructure to propel the franchise past $10B

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1. *CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets.*
2. *Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

Strategy & Vision

CNOB: A Compelling Investment Opportunity

- Consistent Financial Performance- Among Best-in-Class
- Solid Credit Culture with Disciplined Lending Philosophy
- Track Record of Superior Organic Growth
- Financially Prudent Acquiror and Experienced & Efficient Merger Integrator
- Benefitting from Current Industry Consolidation and Disruption
- Committed to Future State of Banking, Technology and Operational Efficiency
- Solid Capital Base and Earnings can Support Organic Growth, Dividend Increases and Share Repurchases
- Compelling Investment Opportunity and Poised to see Accelerated Financial Performance in a Return to Normalcy

ConnectOne Bancorp, Inc.

Appendix

Loan Growth Metrics

Loan Portfolio & Origination Metrics ($ in millions)



$2,300
$1,800
$1,300
$800
$300
$(200)
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.93%
8.17%
8.42%
7.92%
8.42%
8.38%
7.85%
7.45%
5.35%
5.49%
5.63%
5.81%
5.82%
5.91%
5.87%
5.84%
$319 $287 $32
$279 $264 $15
$311 $279 $32
$416 $253 $163
$259 $307 $(48)
$276 $422 $(146)
$262 $308 $(44)
$586 $422 $164
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
Gross Loan Fundings
Loans Paidoff
Net Growth
Average Funding Coupon
Average Portfolio Yield

CRE Geography as of Dec. 31, 2024



Manhattan Multifamily 3%
Manhattan Other 3%
Other NYC Boroughs 14%
NY (Ex NYC) 10%
FL 5%
Other 10%
NJ 55%

CRE Originations LTM by Geography



Manhattan Multifamily 3%
Manhattan Other 2%
Other NYC Boroughs 8%
NY (Ex NYC) 14%
FL 5%
Other 30%
NJ 38%

Note: Quarterly average portfolio yield reflects annualized rates for loans receivable and loans held-for-sale while including loan fee income, accretion of purchase accounting adjustments, PPP fee income and tax-free interest income presented on a tax equivalent basis using a 21% federal tax rate.

Multifamily Portfolio Additional Detail

Multifamily as of Dec. 31, 2024	New York City ("NYC") Multifamily Dec. 31, 2024



All Other Loans 69%
Multifamily 31%
Multifamily Outside NYC 75%
NYC Free Market 6%
Non-Majority NYC Rent Regulated 6%
Majority NYC Rent Regulated 12%

- NYC "Majority Rent Regulated" portfolio approx. $308 million
- "Value-add Strategy" of approx. $35 million, or ~0.4% of total loan portfolio
- Organically originated with consistent and disciplined underwriting
  - Portfolio is primarily purchase deals to long-time seasoned operators
  - Minimum cap rates of 5.0% (Some market participants utilized cap rates as low as 3%-4%)
  - Debt service coverage based on actual (not projected) cash flows and stressed for interest rate shocks
  - Personal guarantees and interest reserves used to enhance credit, when needed
- Rollover data for NYC rent regulated: $26 million in 2025

Note: *Numbers may not sum to 100% due to rounding*

CRE Office Portfolio as of Dec. 31, 2024

Geographic Composition



FL
6%
Other
2%
Other NYC
Boroughs
13%
Manhattan
8%
NY (Ex NYC)
13%
NJ
58%

NYC Office Majority Tenant Composition



Restaurant
3%
Manufacturing
5%
Professional
Services
10%
All Other
25%
Private Schools
10%
Mixed Use
1%
Commercial -
Office Space
17%
Medical Office
29%

- **Total office portfolio of approximately $515 million, or less than 7.0% of total loan portfolio**
- **Majority of the portfolio is located in northern NJ**
- **NYC (5 boroughs) is ~20% of the office portfolio, with Manhattan representing only one-third of that total, or less than 0.5% of total loan portfolio**
- **High occupancy rate throughout the portfolio**
- **Vastly comprised of low LTV, high-tenancy specialty service and multi use buildings**

Reconciliation of GAAP and Non-GAAP Measures

($'s in thousands)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	LTM
	As of or For the Quarters Ended,				
Return on Equity Measures					
Net Income Available to Common Stockholders	$ 18,862	$ 15,652	$ 17,547	$ 15,696	$ 67,757
Amortization of Core Deposit Intangibles - After Tax	213	214	231	231	888
Net Income Adjusted for Intangible Expenses	**$ 19,075**	**$ 15,866**	**$ 17,778**	**$ 15,927**	**$ 68,645**
Average stockholders' equity	$ 1,241,738	$ 1,234,724	$ 1,220,621	$ 1,220,818	$ 1,229,523
Less: Average Preferred Stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average Common Equity	$ 1,130,811	$ 1,123,797	$ 1,109,694	$ 1,109,891	$ 1,118,596
Less: Average Intangible Assets	(213,205)	(213,502)	(213,813)	(214,133)	(213,662)
Average Tangible Common Equity	**$ 917,606**	**$ 910,295**	**$ 895,881**	**$ 895,758**	**$ 904,935**
Return on Average Common Equity (GAAP)	**6.64%**	**5.54%**	**6.36%**	**5.69%**	**6.06%**
Return on Average Tangible Common Equity[1] (non-GAAP)	**8.27%**	**6.93%**	**7.98%**	**7.15%**	**7.59%**
Net Interest Margin					
Net Interest Income (Tax Equivalent Basis)	$ 65,593	$ 61,710	$ 62,255	$ 61,111	$ 250,669
Average Interest-Earning Assets	9,117,201	9,206,038	9,210,050	9,323,291	9,213,858
Net Interest Margin (GAAP)	**2.86%**	**2.67%**	**2.72%**	**2.64%**	**2.72%**
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:					
Net Income	$ 20,371	$ 17,161	$ 19,056	$ 17,205	$ 73,793
Merger Charges	863	742	-	-	1,605
Branch Closing Expenses	477	-	-	-	477
Amortization of Core Deposit Intangible	296	297	321	321	1,235
Net (Gains) Losses on Equity Securities	307	(432)	209	(86)	(2)
Tax Impacts of Adjustments	(585)	(171)	(149)	(66)	(971)
Operating Net Income	**$ 21,729**	**$ 17,597**	**$ 19,437**	**$ 17,374**	**$ 76,137**
Average Assets	$ 9,653,446	$ 9,742,853	$ 9,745,853	$ 9,860,753	$ 9,750,439
Return on Average Assets	**0.84%**	**0.70%**	**0.79%**	**0.70%**	**0.76%**
Operating Return / Average Assets	**0.90%**	**0.72%**	**0.80%**	**0.71%**	**0.78%**

Source: Company Filings

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,					As of or For the Years Ended December 31,				
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	LTM	2019	2020	2021	2022	2023
Efficiency Measures										
Total Noninterest Expenses	$ 38,498	$ 38,641	$ 37,594	$ 37,065	$ 151,798	$ 92,228	$ 121,001	$ 109,011	$ 126,388	$ 143,949
Amortization of Core Deposit Intangibles	(296)	(297)	(321)	(321)	(1,235)	(1,408)	(2,559)	(1,981)	(1,685)	(1,438)
FDIC Special Assessment	-	-	-	-	-	-	-	-	-	(2,100)
Merger Expenses	(863)	(742)	-	-	(1,605)	(8,955)	(14,640)	-	-	-
Branch Closing Expenses	(477)	-	-	-	(477)	-	-	-	-	-
FDIC Small Bank Assessment of Credit	-	-	-	-	-	1,310	-	-	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	(1,047)	-	-	-	-
Foreclosed Property Expense	-	-	-	-	-	(81)	3	-	-	-
Operating Noninterest Expense	**$ 36,862**	**$ 37,602**	**$ 37,273**	**$ 36,744**	**$ 148,481**	**$ 82,047**	**$ 103,805**	**$ 107,030**	**$ 124,703**	**$ 140,411**
Net Interest Income (Tax Equivalent Basis)	$ 65,593	$ 61,710	$ 62,255	$ 61,111	$ 250,669	$ 187,964	$ 239,879	$ 264,657	$ 304,611	$ 258,288
Noninterest Income	3,744	4,737	4,399	3,848	16,728	8,035	14,400	15,691	13,243	14,001
Net Gain on Sale of Branches	-	-	-	-	-	-	-	(674)	-	-
Net Losses / (Gains) on Equity Securities	307	(432)	209	(86)	(2)	(294)	(202)	373	1,521	117
Net Losses / (Gains) Losses on Sales/Redemptions of Securities	-	-	-	-	-	280	(29)	(195)	-	-
Operating Revenue	**$ 69,644**	**$ 66,015**	**$ 66,863**	**$ 64,873**	**$ 267,395**	**$ 195,985**	**$ 254,048**	**$ 279,852**	**$ 319,375**	**$ 272,406**
Average Assets	$ 9,653,446	$ 9,742,853	$ 9,745,853	$ 9,860,753	$ 9,750,439	$ 6,014,535	$ 7,453,474	$ 7,735,228	$ 8,782,741	$ 9,695,395
Operating Efficiency Ratio[1] (non-GAAP)	**52.9%**	**57.0%**	**55.7%**	**56.6%**	**55.5%**	**41.9%**	**40.9%**	**38.2%**	**39.0%**	**51.5%**
Annualized Operating NIE / Average Assets	**1.52%**	**1.54%**	**1.54%**	**1.50%**	**1.52%**	**1.36%**	**1.39%**	**1.38%**	**1.42%**	**1.45%**

Source: Company Filings

1 *Operating noninterest expense divided by operating revenue.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands, except per share data)	As of or For the Quarters Ended,				As of or For the Years Ended December 31,				
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	2019	2020	2021	2022	2023
Book Value Per Share:									
Stockholders equity	$ 1,241,704	$ 1,239,496	$ 1,224,227	$ 1,216,609	$ 731,190	$ 915,310	$ 1,124,212	$ 1,178,751	$ 1,216,620
Less: Preferred Stock	(110,927)	(110,927)	(110,927)	(110,927)	-	-	(110,927)	(110,927)	(110,927)
Common Equity	$ 1,130,777	$ 1,128,569	$ 1,113,300	$ 1,105,682	$ 731,190	$ 915,310	$ 1,013,285	$ 1,067,824	$ 1,105,693
Less: Intangible Assets	(213,011)	(213,307)	(213,604)	(213,925)	(168,034)	(219,349)	(217,369)	(215,684)	(214,246)
Tangible Common Equity	**$ 917,766**	**$ 915,262**	**$ 899,696**	**$ 891,757**	**$ 563,156**	**$ 695,961**	**$ 795,916**	**$ 852,140**	**$ 891,447**
Common Shares Outstanding	38,370,317	38,368,217	38,365,069	38,333,053	35,072,066	39,785,398	39,568,090	39,243,123	38,519,770
Tangible Book Value Per Share[1] (non-GAAP)	**$ 23.92**	**$ 23.85**	**$ 23.45**	**$ 23.26**	**$ 16.06**	**$ 17.49**	**$ 20.12**	**$ 21.71**	**$ 23.14**
Total Assets	$ 9,879,600	$ 9,639,609	$ 9,723,731	$ 9,853,964	$ 6,174,032	$ 7,547,339	$ 8,129,480	$ 9,644,948	$ 9,855,603
Less: Intangible Assets	(213,011)	(213,307)	(213,604)	(213,925)	(168,034)	(219,349)	(217,369)	(215,684)	(214,246)
Tangible Assets	**$ 9,666,589**	**$ 9,426,302**	**$ 9,510,127**	**$ 9,640,039**	**$ 6,005,998**	**$ 7,327,990**	**$ 7,912,111**	**$ 9,429,264**	**$ 9,641,357**
Common Equity Ratio	**11.45%**	**11.71%**	**11.45%**	**11.22%**	**11.84%**	**12.13%**	**12.46%**	**11.07%**	**11.22%**
Tangible Common Equity Ratio[2]	**9.49%**	**9.71%**	**9.46%**	**9.25%**	**9.38%**	**9.50%**	**10.06%**	**9.04%**	**9.25%**

Source: Company Filings

1 *Tangible common equity divided by common shares outstanding at period end.*

2 *Tangible common equity dividend by tangible assets.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	YTD 2024	2019	2020	2021	2022	2023
	As of or For the Quarters Ended									
Net Loan Charge-Off (Recoveries) Detail:										
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 8,103,624	$ 8,123,416	$ 8,212,825	$ 8,332,828	$ 8,222,660	$ 5,049,458	$ 6,198,753	$ 6,419,610	$ 7,380,584	$ 8,179,853
Net Loan Charge-Offs (Recoveries):										
Charge-Offs	$ 3,363	$ 3,559	$ 3,595	$ 3,185	$ 10,339	$ 5,076	$ 900	$ 2,397	$ 5,443	$ 17,049
Recoveries	(29)	(53)	(324)	(23)	(400)	(315)	(833)	(405)	(117)	(85)
Net Loan Charge-Offs (Recoveries)	**$ 3,334**	**$ 3,506**	**$ 3,271**	**$ 3,162**	**$ 9,939**	**$ 4,761**	**$ 67**	**$ 1,992**	**$ 5,326**	**$ 16,964**
Net Taxi Charge-Offs	$ -	$ 256	$ -	$ -	$ 256	$ 1,000	$ -	$ -	$ 923	$ 7,477
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	**$ 3,334**	**$ 3,250**	**$ 3,271**	**$ 3,162**	**$ 9,683**	**$ 3,761**	**$ 67**	**$ 1,992**	**$ 4,403**	**$ 9,487**
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.16%**	**0.17%**	**0.16%**	**0.15%**	**0.16%**	**0.09%**	**0.00%**	**0.03%**	**0.07%**	**0.21%**
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	**0.16%**	**0.16%**	**0.16%**	**0.15%**	**0.16%**	**0.07%**	**0.00%**	**0.03%**	**0.06%**	**0.12%**
Asset Quality										
Nonaccrual Taxi Medallion Loans	$ 9,460	$ 9,566	$ 10,174	$ 10,280		$ 23,431	$ 23,024	$ 23,018	$ 22,517	$ 10,387
Nonaccrual Loans (Excluding Taxi Medallion Loans)	47,850	41,734	35,852	37,158		26,050	38,672	38,682	21,937	42,137
Other Real Estate Owned	-	-	-	-		-	-	-	264	-
Total Nonperforming Assets	**$ 57,310**	**$ 51,300**	**$ 46,026**	**$ 47,438**		**$ 49,481**	**$ 61,696**	**$ 61,700**	**$ 44,718**	**$ 52,524**
Total Assets	$ 9,879,600	$ 9,609,603	$ 9,723,731	$ 9,853,964		$ 6,174,032	$ 7,547,339	$ 8,129,480	$ 9,644,948	$ 9,855,603
Nonperforming Assets as a % of Total Assets	**0.58%**	**0.53%**	**0.47%**	**0.48%**		**0.80%**	**0.82%**	**0.76%**	**0.46%**	**0.53%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.48%**	**0.43%**	**0.37%**	**0.38%**		**0.42%**	**0.51%**	**0.48%**	**0.23%**	**0.43%**